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                                                                   EXHIBIT 10.41

                          KAIRE HOLDINGS INCORPORATED
                             7348 Bellaire Avenue
                           North Hollywood, CA 91605



                                            May 1, 2001

To each of the Subscribers
and Warrant recipients
listed on Schedule I hereto:

     Reference is made to each of those certain Subscription Agreements, dated as of October 26, 2000 (the "Subscription Agreements") and the Modification
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Agreement, dated as of March 6, 2001, between each Subscriber and Kaire Holdings
Incorporated,  a Delaware corporation (the "Company"), pursuant to which the
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Company issued (a) Notes in an aggregate principal amount of $750,000 (the
"Initial Notes") to the Subscribers, convertible according to the terms thereof
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into shares of common stock of the Company, par value $.001 per share (the
"Common Stock") and warrants to purchase shares of Common Stock, and (b) Put
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Notes dated as of January 10, 2001 in the aggregate principal amount of $500,000
(the "Initial Put Notes"; and together with the Subscription Agreements, the
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Initial Notes and the other documents entered into in connection therewith, the
"Initial Documents"), convertible according to the terms thereof into shares of
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Common Stock and warrants to purchase shares of Common Stock.  All terms defined in each of the Subscription Agreements shall have the same meaning when used in this amendment and waiver unless otherwise defined herein.

     The Subscribers and the Company agree to and hereby amend the Subscription Agreements, in order to eliminate the Put financing facility from this date forward, by deleting the provisions of Sections 11.1, 11.2, 11.3, 11.4 and 11.5 of the Subscription Agreements and the other Initial Documents to the extent that they effectuate or reflect such deleted provisions.

     In addition, the Subscribers may not convert or exercise, any securities received in connection with the Initial Documents, into a number of shares of Common Stock which would be in excess of the sum of (y) the number of shares of Common Stock beneficially owned by the subscriber and its affiliates on such conversion or exercise date, and (z) the number of shares of Common Stock issuable upon the conversion or exercise of any securities received in connection with the Initial Documents, which would result in beneficial ownership by the Subscriber and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company.

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     The Subscribers do not waive any damages (liquidated or otherwise) or any other rights available to them. Except as set forth in this waiver, each of the Subscription Agreements remains in full force and effect. Please acknowledge your agreement with the foregoing by signing in the space provided below.

                                         Very truly yours,




                                          By: /s/ Steven Westlund
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                                          Name:  Steve Westlund
                                          Title: Chief Executive Officer

                              Agreed and Accepted


THE KESHET FUND--Subscriber               KESHET, L.P.--Subscriber
135 West 50/th/ Str., Suite 1700          Ragnall House, 18 Peel Road
New York, NY 10020                        Douglas, Isle of Man
USA                                       1M1 4L2, United Kingdom


By: /s/ John Clarke                       By: /s/ John Clarke
    ----------------------------              ____________________________
    Name:                                     Name:
    Title:                                    Title:


BALMORE S.A.--Subscriber
P.O. Box 4603
Zurich, Switzerland


By: /s/ Giselle Kindle
    ----------------------------
    Name:
    Title:

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